EXHIBIT-4


                               POWER OF ATTORNEY


         THE UNDERSIGNED hereby appoints each of Leigh J. Abramson, Vice President, Morgan Stanley & Co. Incorporated, Peter Vogelsang,
Principal, Morgan Stanley & Co. Incorporated, and Ulrika Ekman, associate of Davis Polk & Wardwell, acting jointly or individually with full power of substitution in the premises as the attorneys in fact of the undersigned to prepare, execute and file with the Securities and Exchange Commission on behalf of the undersigned a Statement on Schedule 13G relating to the Class A common stock of PageMart Wireless, Inc., or, to the extent required by law, in lieu of such Statement on Schedule 13G, a Statement on Schedule 13D, and any amendments thereto which any of the above named attorneys in fact shall, in his or her sole discretion, deem appropriate, provided that any such amendment shall be presented to the undersigned prior to the filing thereof, and hereby confirms any and all action taken by any of such attorneys pursuant to this Power of Attorney.


Dated: February 14, 1997






                                 THE MORGAN STANLEY LEVERAGED EQUITY
                                 FUND II, L.P.


                                 By MORGAN STANLEY LEVERAGED EQUITY
                                 FUND II, INC., its General Partner


                                 By:  /s/ Peter Vogelsang
                                    ----------------------------------------
                                    Name:  Peter Vogelsang
                                    Title: Secretary


                                 MORGAN STANLEY LEVERAGED EQUITY
                                 FUND II, INC.


                                 By:  /s/ Peter Vogelsang
                                    ----------------------------------------
                                    Name:  Peter Vogelsang
                                    Title: Secretary


                                 MORGAN STANLEY GROUP INC.


                                 By:  /s/ Peter Vogelsang
                                    ----------------------------------------
                                    Name:  Peter Vogelsang
                                    Title: Authorized Signatory


                                 MORGAN STANLEY CAPITAL PARTNERS
                                   III, L.P.
                                 By:   MSCP III, L.P.,
                                         its General Partner
                                 By:  Morgan Stanley Capital
                                         Partners III, Inc.,
                                         its General Partner


                                 By:      /s/ Peter Vogelsang
                                    ----------------------------------------
                                    Name:  Peter Vogelsang
                                    Title: Secretary



                                 MSCP III, L.P.
                                 By:  Morgan Stanley Capital
                                         Partners III, Inc.,
                                         its General Partner



                                 By:      /s/ Peter Vogelsang
                                    ----------------------------------------
                                    Name:  Peter Vogelsang
                                    Title: Secretary


                                 MORGAN STANLEY CAPITAL PARTNERS
                                   III, INC.



                                 By:      /s/ Peter Vogelsang
                                    ----------------------------------------
                                    Name:  Peter Vogelsang
                                    Title: Secretary


                                 MORGAN STANLEY CAPITAL INVESTORS,
                                   L.P.
                                 By:   MSCP III, L.P.,
                                         its General Partner
                                 By:  Morgan Stanley Capital
                                         Partners III, Inc.,
                                         its General Partner


                                 By:      /s/ Peter Vogelsang
                                    ----------------------------------------
                                    Name:  Peter Vogelsang
                                    Title: Secretary


                                 MSCP III 892 INVESTORS, L.P.
                                 By:   MSCP III, L.P., its General
                                         Partner
                                 By:   Morgan Stanley Capital
                                         Partners III, Inc., its
                                         General Partner


                                 By:      /s/ Peter Vogelsang
                                    ----------------------------------------
                                    Name:  Peter Vogelsang
                                    Title: Secretary


                                 MORGAN STANLEY VENTURE CAPITAL
                                   FUND II, L.P.
                                 By:  Morgan Stanley Venture
                                         Partners II, L.P.,
                                         its General Partner
                                 By:  Morgan Stanley Venture Capital
                                        II, Inc., its Managing
                                         General Partner


                                 By:      /s/ Peter Vogelsang
                                    ----------------------------------------
                                    Name:  Peter Vogelsang
                                    Title: Secretary


                                 MORGAN STANLEY VENTURE PARTNERS
                                   II, L.P.
                                 By:  Morgan Stanley Venture Capital
                                         II, Inc., its Managing
                                         General Partner


                                 By:      /s/ Peter Vogelsang
                                    ----------------------------------------
                                    Name:  Peter Vogelsang
                                    Title: Secretary


                                 MORGAN STANLEY VENTURE CAPITAL
                                   II, INC.


                                 By:      /s/ Peter Vogelsang
                                    ----------------------------------------
                                    Name:  Peter Vogelsang
                                    Title: Secretary



                                 MORGAN STANLEY VENTURE CAPITAL
                                   FUND, L.P.
                                 By:  Morgan Stanley Venture
                                         Partners L.P.,
                                         its General Partner
                                 By:  Morgan Stanley Venture
                                         Capital Inc.,
                                         its Managing General Partner


                                 By:      /s/ Peter Vogelsang
                                    ----------------------------------------
                                    Name:  Peter Vogelsang
                                    Title: Secretary


                                 MORGAN STANLEY VENTURE PARTNERS
                                   L.P.
                                 By:  Morgan Stanley Venture
                                         Capital Inc.,
                                         its Managing General Partner


                                 By:      /s/ Peter Vogelsang
                                    ----------------------------------------
                                    Name:  Peter Vogelsang
                                    Title: Secretary


                                 MORGAN STANLEY VENTURE CAPITAL INC.


                                 By:      /s/ Peter Vogelsang
                                    ----------------------------------------
                                    Name:  Peter Vogelsang
                                    Title: Secretary


                                 MORGAN STANLEY VENTURE CAPITAL FUND
                                   II, C.V.
                                 By:  Morgan Stanley Venture
                                         Partners II, L.P.,
                                         its General Partner
                                 By:  Morgan Stanley Venture
                                         Capital II, Inc.,
                                         its Managing General Partner



                                 By:      /s/ Peter Vogelsang
                                    ----------------------------------------
                                    Name:  Peter Vogelsang
                                    Title: Secretary


                                 MORGAN STANLEY VENTURE INVESTORS,
                                   L.P.
                                 By:  Morgan Stanley Venture
                                         Partners II, L.P.,
                                         its General Partner
                                 By:  Morgan Stanley Venture
                                         Capital II, Inc.,
                                         its Managing General Partner



                                 By:      /s/ Peter Vogelsang
                                    ----------------------------------------
                                    Name:  Peter Vogelsang
                                    Title: Secretary


                                 FIRST PLAZA GROUP TRUST

                                 By:  MELLON BANK, N.A.,
                                       solely in its capacity as
                                       Trustee for First Plaza Group
                                       Trust, (as directed by General
                                       Motors Investment Management
                                       Corporation), and not in its
                                       individual capacity



                                 By:  /s/ William R. Nee
                                    ----------------------------------------
                                     Name:  William R. Nee
                                     Title: Associate Counsel

                                       The decision to participate in
                                       this investment, any representations
                                       made herein by the participant,
                                       and any actions taken hereunder by
                                       the participant has/have been
                                       made solely at the direction of the
                                       investment fiduciary who has sole
                                       investment discretion with respect
                                       to this investment.


                                 GENERAL MOTORS INVESTMENT MANAGEMENT
                                 CORPORATION



                                 By:  /s/ Peter X. Sickinger
                                    ----------------------------------------
                                     Name:  Peter X. Sickinger
                                     Title: Vice President and General
                                              Counsel


                                 ACCEL TELECOM L.P.

                                 By Accel Telecom Associates, L.P.,
                                 its General Partner



                                 By:  /s/ Arthur C. Patterson
                                    ----------------------------------------
                                     Name:  Arthur C. Patterson
                                     Title: General Partner


                                 ACCEL INVESTORS '89 L.P.



                                 By:  /s/ Arthur C. Patterson
                                    ----------------------------------------
                                     Name:  Arthur C. Patterson
                                     Title: General Partner




                                 ACCEL III L.P.

                                 By:  Accel III Associates L.P.,
                                      its General Partner



                                 By: /s/ Arthur C. Patterson
                                    ----------------------------------------
                                    Name:  Arthur C. Patterson
                                    Title: General Partner


                                 ACCEL III ASSOCIATES L.P.



                                 By: /s/ Arthur C. Patterson
                                    ----------------------------------------
                                    Name:  Arthur C. Patterson
                                    Title: General Partner


                                 ACCEL TELECOM ASSOCIATES L.P.



                                 By: /s/ Arthur C. Patterson
                                    ----------------------------------------
                                    Name:  Arthur C. Patterson
                                    Title: General Partner



                                 By: /s/ Arthur Patterson
                                    ----------------------------------------
                                    ARTHUR PATTERSON




                                 By: /s/ G. Carter Sednaoui Attorney-In-Fact
                                    ----------------------------------------
                                    James R. Swartz



                                 By: /s/ G. Carter Sednaoui Attorney-In-Fact
                                    ----------------------------------------
                                    Swartz Family Partnership



                                 By: /s/ G. Carter Sednaoui Attorney-In-Fact
                                    ----------------------------------------
                                    Paul H. Klingenstein



                                 By: /s/ G. Carter Sednaoui Attorney-In-Fact
                                    ----------------------------------------
                                    James W. Breyer



                                 By:  /s/ G. Carter Sednaoui Attorney-In-Fact
                                    -----------------------------------------
                                    Donald A. Gooding



                                 By:  /s/ G. Carter Sednaoui
                                    --------------------------------
                                      G. Carter Sednaoui



                                 LEADERSHIP INVESTMENTS LTD.

                                     /s/ Timothy Van Dijk/
                                 By:     Anton Koldftanq
                                    --------------------------------
                                    Name:  Tortola Corporation
                                                Company Limited
                                    Title: Director


                                 EMPRESAS LA MODERNA, S.A. DE C.V.


                                    /s/ Carlos G. Mahuad/
                                 By:    Lic. Jose L. Martinez
                                    --------------------------------
                                    Name:  Carlos G. Mahuad/
                                             Lic. Jose L. Martinez
                                    Title: Attorneys in Fact


                                 SEGUROS COMERCIAL AMERICA,
                                 S.A. DE C.V.



                                 By: /s/ C.P. Jorge Guajardo
                                    --------------------------------
                                    Name:  C.P. Jorge Guajardo
                                    Title: Attorney In Fact



                                 By: /s/ Ing. Alfonso Romo Garza
                                    --------------------------------
                                     ING. ALFONSO ROMO GARZA


                                 TD CAPITAL GROUP LTD.



                                 By: /s/ Steve Dent
                                    --------------------------------
                                    Name:  Steve Dent
                                    Title: Director


                                 THE TORONTO-DOMINION BANK



                                 By: /s/ Natalie Townsend
                                    --------------------------------
                                    Name:  Natalie Townsend
                                    Title: Director

                                 ELLMORE C. PATTERSON
                                 ANNE H. PATTERSON
                                 CESARY PASIVK
                                 BRANDYWINE TRUST COMPANY, ET. AL,
                                   TRUSTEES U/A 5/4/56 FBO JANE
                                   C. BECK
                                 BRANDYWINE TRUST COMPANY, TRUSTEE
                                   U/A 2/10/56 FBO MICHAEL E.
                                   PATTERSON
                                 BRANDYWINE TRUST COMPANY, TRUSTEE
                                   U/A 2/10/56 FBO ROBERT E.
                                   PATTERSON
                                 BRANDYWINE TRUST COMPANY, TRUSTEE
                                   U/A 2/10/56 FBO DAVID C.
                                   PATTERSON
                                 BRANDYWINE TRUST COMPANY, TRUSTEE
                                   U/A 2/10/56 FBO THOMAS H.C.
                                   PATTERSON
                                 MARIA W. PATTERSON, C/F ELOISE C.
                                   PATTERSON U/NYUGMA
                                 MARIA W. PATTERSON, C/F DAVID G.
                                   PATTERSON U/NYUGMA
                                 MARIA W. PATTERSON, C/F DAPHNE D.
                                   PATTERSON U/NYUGMA
                                 MICHAEL E. PATTERSON & ELENA C.
                                   PATTERSON, TRUSTEES U/A 9/6/90
                                   FBO ANNE H. PATTERSON
                                 MICHAEL E. PATTERSON & ELENA C.
                                   PATTERSON, TRUSTEES U/A 9/6/90
                                   FBO ELENA A. PATTERSON
                                 MICHAEL E. PATTERSON & ELENA C.
                                   PATTERSON, TRUSTEES U/A 3/12/92
                                   FBO MICHAEL E. PATTERSON, JR.


                                 By:  Kaplan, Choate Management Inc.
                                         as Investment Manager



                                 By:  /s/ David C. Patterson
                                    --------------------------------
                                     Name:  David C. Patterson
                                     Title: President


                                 Kaplan, Choate Management Inc.



                                 By:  /s/ David C. Patterson
                                    --------------------------------
                                     Name:  David C. Patterson
                                     Title: President

                                 UMB BANK, TRUSTEE OF THE BROBECK,
                                 PHLEGER & HARRISON RETIREMENT
                                 SAVINGS PLAN FOR THE BENEFIT OF
                                 GARI L. CHEEVER



                                 By: /s/ Gari L. Cheever
                                    --------------------------------
                                     Name:  Gari L. Cheever
                                     Title: Beneficiary




                                 By:  /s/ Roger Linquist
                                    --------------------------------
                                     Roger Linquist



                                 By:  /s/ John A. Beletic
                                    --------------------------------
                                     John A. Beletic



                                 By:  /s/ John D. Beletic
                                    --------------------------------
                                     John D. Beletic



                                       /s/ John D. Beletic
                                 By:      c/f  Allison C. Beletic
                                    --------------------------------
                                    John D. Beletic as Custodian
                                    for Allison C. Beletic



                                 By: /s/ Walter F. Loeb
                                    --------------------------------
                                     Walter F. Loeb




                                 By: /s/ Vick T. Cox
                                    --------------------------------
                                     Vick T. Cox



                                 By: /s/ Frances W. Hopkins
                                    --------------------------------
                                     Frances W. Hopkins



                                 By: /s/ Sandra D. Neal
                                    --------------------------------
                                     Sandra D. Neal



                                 By: /s/ Richard S. Nelson
                                    --------------------------------
                                     Richard S. Nelson



                                 By: /s/ Mary Jo Hernandez Sabeti
                                    --------------------------------
                                    Mary Jo Hernandez Sabeti



                                 By: /s/ Gari L. Cheever
                                    --------------------------------
                                    Gari L. Cheever



                                 By: /s/ G. Clay Myers
                                    --------------------------------
                                    G. Clay Myers



                                 By: /s/ Kenneth L. Hilton
                                    --------------------------------
                                    Kenneth L. Hilton



                                 By: /s/ Homer L. Huddleston
                                    --------------------------------
                                    Homer L. Huddleston



                                 By: /s/ Douglas S. Glen
                                    --------------------------------
                                    Douglas S. Glen





                                 By: /s/ Carol W. Dickson
                                    --------------------------------
                                    Carol W. Dickson



                                 By: /s/ Lawrence H. Wecsler
                                    --------------------------------
                                    Lawrence H. Wecsler



                                 By: /s/ Douglas H. Kramp
                                    --------------------------------
                                    Douglas H. Kramp



                                 By: /s/ Paul L. Turner
                                    --------------------------------
                                    Paul L. Turner



                                 By: /s/ Jack D. Hanson
                                    --------------------------------
                                    Jack D. Hanson



                                 By: /s/ Thomas C. Keys
                                    --------------------------------
                                    Thomas C. Keys



                                 By: /s/ Todd A. Bergwall
                                    --------------------------------
                                    Todd A. Bergwall